Exhibit 10.121

DRAWN OUTSIDE OF THE
STATE OF TENNESSEE BY AND MAIL TO:

Michael Weinberger, Esq.
Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006

COLLATERAL IS OR INCLUDES FIXTURES.  THIS INSTRUMENT ALSO IS A
UNIFORM COMMERCIAL CODE FINANCING STATEMENT WHICH IS BEING
FILED AS A FIXTURE FILING IN ACCORDANCE WITH T.C.A. § 47-9-502(c).

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS INSTRUMENT SECURES OBILGATORY ADVANCES AND IS FOR COMMERCIAL PURPOSES.

THE MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESEE RECORDING TAX PURPOSES IS $55,000,000.

This Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing (as amended from time to time, this “Mortgage”) is made, and is executed as of April 8, 2010, by GLIMCHER MJC, LLC, a Delaware limited liability company (together with its permitted successors and permitted assigns, “Grantor”), whose address for all purposes hereunder is c/o Glimcher Properties Limited Partnership, 180 East Broad Street, Columbus, Ohio 43215, for the benefit of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership (together with all its successors and assigns, the “Lender”), whose address for all purposes hereunder is 600 East Las Colinas Boulevard, Suite 450, Irving, Texas 75039.

ARTICLE 1

DEFINITIONS

Section 1.1  Definitions.  As used herein, the following terms shall have the following meanings:

“Indebtedness”:  The sum of all principal, interest and other amounts due from Grantor under, or secured by, the Loan Documents.

“Loan Agreement”:  The Loan Agreement, dated as of the date hereof, by and between Lender, as lender, and Grantor, as borrower, as the same may be replaced, amended, supplemented, extended or otherwise modified from time to time.

“Loan Documents”:  The (1) Loan Agreement, (2) that certain promissory note, dated as of the date hereof, executed by Grantor pursuant to the Loan Agreement, in the original principal amount of $55,000,000 (as the same may be amended, supplemented, modified, replaced and/or divided into multiple Notes and in effect from time to time, the “Note” or “Notes”, as applicable), (3) this Deed of Trust and the other mortgages and deeds of trust executed by Grantor pursuant to the Loan Agreement, (4) all other documents now or hereafter executed by Grantor or any other person or entity to evidence or secure the payment of the Indebtedness, and (5) all modifications, restatements, extensions, renewals and replacements of the foregoing.

“Obligations”:  All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Grantor under the Loan Documents.

“Property”:   All of the following, or any interest therein (whether now owned or hereafter acquired):

(1)           the real property described in Exhibit A attached hereto and made a part hereof, together with any greater estate therein as hereafter may be acquired by Grantor (the “Land”),

(2)           all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the “Improvements”),

(3)           all right, title and interest of Grantor in and to all materials, machinery, supplies, equipment, fixtures, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, including, without limitation, any and all partitions, dynamos, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, lighting, communications and elevator fixtures, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery and equipment, disposals, dishwashers, furniture, refrigerators and ranges, securities systems, art work, recreational and pool equipment and facilities of all kinds, water, gas, electrical, storm and sanitary sewer facilities of all kinds, and all other utilities whether or not situated in easements together with all accessions, replacements, betterments and substitutions for any of the foregoing (the “Fixtures”),

(4)           all right, title and interest of Grantor in and to all goods, accounts, general intangibles, instruments, documents, accounts receivable, chattel paper, investment property, securities accounts and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and/or the Improvements or which may be used in or relating to the planning, development, financing or operation of the Land and/or the Improvements, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, condemnation awards, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Grantor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs and all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments against the Land and/or Improvements as a result of tax certiorari or any applications or proceedings for reduction (the “Personalty”),

(5)           all reserves, escrows or impounds required under the Loan Agreement and all unrestricted deposit accounts (including tenant’s security and cleaning deposits and deposits with respect to utility services) maintained by or on behalf of Grantor with respect to the Land and/or Improvements,

(6)           all right, title and interest of Grantor in and to all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Plans”),

(7)           subject to the rights of Grantor hereunder and under the Loan Agreement, all leasehold estates, leases, subleases, sub-subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect and every modification, amendment or other agreement relating thereto, including every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto) which grant a possessory interest in, or the right to use or occupy, all or any part of the Land and/or Improvements, together with all related security and other deposits (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Leases”),

(8)           subject to the rights of Grantor hereunder and under the Loan Agreement, all right, title and interest of Grantor in and to all of the rents, revenues, income, proceeds, issues, profits (including all oil or gas or other mineral royalties and bonuses), security and other types of deposits, and other benefits paid or payable and to become due or payable by parties to the Leases other than Grantor for using, leasing, licensing, possessing, occupying, operating from, residing in, selling or otherwise enjoying any portion or portions of the Land and/or Improvements (the “Rents”),

(9)           all right, title and interest of Grantor in and to all other contracts and agreements in any way relating to, executed in connection with, or used in, the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition, management or ownership of the Land and/or Improvements or the sale of goods or services produced in or relating to the Land and/or Improvements (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Property Agreements”), including, without limitation, all right, title and interest of Grantor in, to and under (a) all construction contracts, architects’ agreements, engineers’ contracts, utility contracts, letters of credit, escrow agreements, maintenance agreements, management, leasing and related agreements, parking agreements, equipment leases, service contracts, operating leases, catering and restaurant leases and agreements, agreements for the sale, lease or exchange of goods or other property, agreements for the performance of services, permits, variances, licenses, certificates and entitlements, (b) all material agreements and instruments under which Grantor or any of its affiliates or the seller of the Property have remaining rights or obligations in respect of Grantor’s acquisition of the Property, (c) applicable business licenses, variances, entitlements, certificates, state health department licenses, liquor licenses, food service licenses, licenses to conduct business, certificates of need and all other permits, licenses and rights obtained from any Governmental Authority or private Person, (d) all rights of Grantor to receive monies due and to become due under or pursuant to the Property Agreements, (e) all claims of Grantor for damages arising out of or for breach of or default under the Property Agreements, (f) all rights of Grantor to terminate, amend, supplement, modify or waive performance under the Property Agreements, to compel performance and otherwise to exercise all remedies thereunder, and, with respect to Property Agreements that are letters of credit, to make any draws thereon, and (g) to the extent not included in the foregoing, all cash and non-cash proceeds, products, offspring, rents, revenues, issues, profits, royalties, income, benefits, additions, renewals, extensions, substitutions, replacements and accessions of and to any and all of the foregoing,

(10)           all right, title and interest of Grantor in and to all rights, privileges, titles, interests, liberties, tenements, hereditaments, rights-of-way, easements, sewer rights, water, water courses, water rights and powers, air rights and development rights, licenses, permits and construction and equipment warranties, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, underground vaults, passages, strips or gores of land adjoining the Land or any part thereof,

(11)           all accessions, replacements, renewals, additions and substitutions for any of the foregoing and all proceeds thereof,

(12)           subject to the rights of Grantor hereunder or under the Loan Agreement, all insurance policies, unearned premiums therefor and proceeds from such policies, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, covering any of the above property now or hereafter acquired by Grantor,

(13)           all right, title and interest of Grantor in and to all mineral, riparian, littoral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Land and/or Improvements,

(14)           all of Grantor’s right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures or Personalty, and

(15)           all after acquired title to or remainder or reversion in any of the property (or any portion thereof) described herein.

“UCC”: The Uniform Commercial Code of the state in which the Property is located or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than the state in which the Property is located then, as to the matter in question, the Uniform Commercial Code in effect in that state.

Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Loan Agreement.

ARTICLE 2

HABENDUM

Section 2.1   Grant.  To secure in part the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor HAS MORTGAGED, GIVEN, GRANTED, BARGAINED, SOLD, TRANSFERRED, WARRANTED, PLEDGED, ASSIGNED and CONVEYED, and does hereby MORTGAGE, GIVE, GRANT, BARGAIN, SELL, TRANSFER, WARRANT, PLEDGE, ASSIGN and CONVEY to Trustee, IN TRUST, WITH THE POWER OF SALE, the Property, TO HAVE AND TO HOLD, for the benefit of Lender, its heirs, successors and assigns, the Property, TO HAVE AND TO HOLD all of the Property (subject to Permitted Encumbrances) unto and, for the use and benefit of Lender, its heirs, successors and assigns in fee simple forever, and Grantor does hereby bind itself, its heirs, successors and assigns to WARRANT AND FOREVER DEFEND the title to the Property (subject to Permitted Encumbrances) unto Lender, Trustee and their respective heirs, successors and assigns.

THIS CONVEYANCE IS MADE IN TRUST, that if Grantor shall pay and perform or cause to be paid and performed all of the Indebtedness and Obligations in accordance with the terms of the Loan Documents, then this conveyance shall be null and void and may be canceled of record at the request and cost of Grantor, which cost Grantor hereby agrees to pay, and Lender hereby agrees to deliver to Grantor such documents as Grantor may reasonably request to evidence such termination and cancellation; provided, however, that if, at any time, there shall be any Event of Default, then Lender and Trustee shall be entitled to exercise the remedies set forth in Article 3 below.

ARTICLE 3

DEFAULT AND FORECLOSURE

Section 3.1  Remedies.  If an Event of Default exists and is continuing, Lender may, at Lender’s election and by or through Trustee, or otherwise, take such action permitted at law or in equity, without notice or demand (except as explicitly provided in the Loan Agreement), as it deems advisable to protect and enforce its rights against Grantor and to the Property, including but not limited to, any or all of the following rights, remedies and recourses each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a)  Acceleration.  Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor (except as provided in the Loan Agreement)), whereupon the same shall become immediately due and payable.

(b) Entry on Property.  Enter the Property and take exclusive possession thereof and of all books, records and accounts relating thereto.  If Grantor remains in possession of the Property after the occurrence and during the continuation of an Event of Default and without Lender’s prior written consent, Lender may invoke any legal remedies to dispossess Grantor.

(c)  Operation of Property.  Whether or not a receiver has been appointed pursuant to Section 3.1(e) hereof, hold, lease, develop, manage, operate, control and otherwise use the Property upon such terms and conditions as Lender may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Lender deems reasonably necessary or desirable), exercise all rights and powers of Grantor with respect to the Property, whether in the name of Grantor or otherwise, including without limitation the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents, and apply all Rents and other amounts collected by Lender or Trustee in connection therewith in accordance with the provisions of Section 3.7 hereof.

(d)  Foreclosure and Sale.  (i) Institute proceedings for the complete foreclosure of this Deed of Trust, by exercise of the STATUTORY POWER OF SALE or otherwise, in which case the Property may be sold for cash or credit in one or more parcels or in several interests or portions and in any order or manner.

(ii)           With respect to any notices required or permitted under the UCC, Grantor agrees that ten (10) Business Days’ prior written notice shall be deemed commercially reasonable.  At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse including power of sale, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor.  Lender may be a purchaser at such sale and if Lender is the highest bidder, may credit the portion of the purchase price that would be distributed to Lender against the Indebtedness in lieu of paying cash.

(iii)           At any such sale (A) whether made under the power herein contained, the UCC, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, including power of sale, it shall not be necessary for Trustee to be physically present at or to have constructive possession of the Property (Grantor shall deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof, as completely as if Trustee had been actually present and delivered to purchaser at such sale, (B) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (C) each recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder, (D) any prerequisites to the validity of such sale shall be conclusively presumed to have been performed, and (E) the receipt of Trustee or other party making the sale shall be a sufficient discharge to the purchaser or purchasers for his/her/their purchase money and no such purchaser or purchasers, or his/her/their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof.

(e)  Receiver.  Prior to, concurrently with, or subsequent to the institution of foreclosure proceedings, make application to a court of competent jurisdiction for, and (to the extent permitted by applicable law) obtain from such court as a matter of strict right and without notice to Grantor or anyone claiming under Grantor or regard to the value of the Property or the solvency or insolvency of Grantor or the adequacy of any collateral for the repayment of the Indebtedness or the interest of Grantor therein, the appointment of a receiver or receivers of the Property, and Grantor irrevocably consents to such appointment.  Any such receiver or receivers shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 3.7 hereof.

(f)  Other.  Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Note either before, during or after any proceeding to enforce this Deed of Trust).

Section 3.2  Separate Sales.  The Property may be sold in one or more parcels and in such manner and order as Lender in its sole discretion, may elect, subject to applicable law; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 3.3  Remedies Cumulative, Concurrent and Nonexclusive.  Lender shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent and shall be in addition to every other remedy so provided or permitted, (b) may be pursued separately, successively or concurrently against Grantor, or against the Property, or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.  No action by Lender or Trustee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 3.4  Release of and Resort to Collateral.  Lender (and Trustee, on behalf of Lender) may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Property, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Property.  For payment of the Indebtedness, Lender may resort to any other security in such order and manner as Lender may elect.

Section 3.5  Waiver of Redemption, Notice and Marshaling of Assets.  To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) the statutory right of redemption under Tennessee Code Annotated Section 66-8-101, (b) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or “moratorium law” or other law or judicial decision exempting the Property or any part thereof, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption reinstatement (to the extent permitted by law) or extension of time for payment, (c) any right to a marshaling of assets or a sale in inverse order of alienation, and (d) any and all rights it may have to require that the Property be sold as separate tracts or units in the event of foreclosure.

Section 3.6  Discontinuance of Proceedings.  If Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Lender shall have the unqualified right to do so and, in such an event, Grantor and Lender shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 3.7  Application of Proceeds.  Except as otherwise provided in the Loan Documents and unless otherwise required by applicable law, the proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Property, shall be applied by Lender or Trustee (or the receiver, if one is appointed) in the following order or in such other order as Lender or Trustee shall determine in its sole discretion:

(a)  to the payment of the reasonable costs and expenses of taking possession of the Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver’s fees and expenses, (2) court costs, (3) reasonable attorneys’, accountants’, appraisers’, environmental consultants’, engineers’ and other experts’ fees and expenses, (4) costs of advertisement, (5) costs of procuring title searches, title policies and similar data and assurance with respect to title, (6) the payment of all applicable transfer taxes and mortgage recording taxes, and (7) the payment of all ground rent, real estate taxes and assessments;

(b)  to the payment of all amounts, other than the unpaid principal balance of the Note and accrued but unpaid interest, which may be due under the Loan Documents;

(c)  to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Lender in its sole discretion may determine; and

(d)  the balance, if any, to the payment of the Persons legally entitled thereto.

If Lender shall be ordered, in connection with any bankruptcy, insolvency or reorganization of Grantor, to restore or repay to or for the account of Grantor or its creditors any amount theretofore received under this Section 3.7, the amount of such restoration or repayment shall be deemed to be a part of the Indebtedness so as to place Lender in the same position it would have been in had such amount never been received by Lender.

Section 3.8  Occupancy After Foreclosure.  The purchaser at any foreclosure sale pursuant to Section 3.1(d) shall become the legal owner of the Property (subject to Permitted Encumbrances).  All occupants of the Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand.  It shall not be necessary for the purchaser at said sale to bring any action for possession of the Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Property.

Section 3.9  Additional Advances and Disbursements; Costs of Enforcement.   If any Event of Default has occurred and is continuing, Lender shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor.  All sums advanced and expenses incurred at any time by Lender under this Section 3.9, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate, and all such sums, together with interest thereon, shall constitute additions to the Indebtedness and shall be secured by this Deed of Trust and Grantor covenants and agrees to pay them to the order of Lender promptly upon demand.

Section 3.10  No Lender in Possession.  Neither the enforcement of any of the remedies under this Article 3, the assignment of the Rents and Leases under Article 4, the collateral assignment of the Property Agreements under Article 5, the security interests under Article 6, nor any other remedies afforded to Lender under the Loan Documents, at law or in equity shall cause Lender or Trustee to be deemed or construed to be a Lender in possession of the Property, to obligate Lender or Trustee to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.  Grantor shall, and hereby agrees to indemnify Lender for, and to hold Lender harmless from and against, any and all claims, liability, expenses, losses or damages which may or might be asserted against or incurred by Lender, as the case may be, solely by reason of Lender’s status as an assignee pursuant to the assignment of Rents and Leases contained herein, but excluding any claim to the extent of Lender’s gross negligence or willful misconduct.  Should Lender incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Grantor shall reimburse Lender within five (5) Business Days after demand therefore.

ARTICLE 4

ASSIGNMENT OF RENTS AND LEASES

Section 4.1  Assignment. Grantor does hereby presently, absolutely and unconditionally assign to Trustee for the benefit of Lender, Grantor’s right, title and interest in all current and future Leases and the absolute, unconditional and continuing right to receive and collect all Rents, it being intended by Grantor that this assignment constitutes a present, outright, immediate, continuing and absolute assignment and not an assignment for additional security only.  Such assignment to Trustee for the benefit of Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Lender.  Lender shall have no responsibility on account of this assignment for the control, care, maintenance, management or repair of the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property.  Grantor agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such assignment.

Section 4.2  License.  Notwithstanding that Grantor hereby presently grants to Trustee for the benefit of Lender an outright, immediate, continuing and absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in, the Rents and Leases, Trustee on behalf of Lender hereby grants to Grantor and its successors and not to any tenant or any other person, a revocable license to collect and receive the Rents and to retain, use and enjoy the same and otherwise exercise all rights as landlord under any Lease, in each case subject to the terms hereof and of the Loan Agreement.  Upon the occurrence and during the continuance of any Event of Default, (a) the license granted herein to Grantor shall immediately and automatically cease and terminate and shall be void and of no further force or effect, (b) Lender shall immediately be entitled to possession of all Rents (whether or not Lender enters upon or takes control of the Property) and (c) at the request of Lender, Grantor shall deliver written notice to all tenants and subtenants under any of the Leases either (i) notifying such tenants and subtenants that all Rent due under the Leases shall continue to be paid to the Cash Management Account or (ii) instructing such tenants and subtenants to remit all Rents due under the Leases to such other account as Lender shall notify Grantor in writing; provided that, if such Event of Default ceases to exist, the license described in the foregoing clause (a) shall automatically be reinstated.  Notwithstanding said license, upon acceleration of the Loan following an Event of Default, Grantor agrees that Lender, and not Grantor, shall be deemed to be the creditor of each tenant or subtenant under any Lease in respect to assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting such tenant or subtenant (without obligation on the part of Lender, however, to file or make timely filings of claims in such proceedings or otherwise to pursue creditors’ rights therein), with an option to apply in accordance with the Loan Documents any money received from such tenant or subtenant in reduction of any amounts due under the Loan Documents.  Upon the occurrence and during the continuance of an Event of Default, any portion of the Rents held by Grantor shall be held in trust for the benefit of Lender for use in the payment of the Indebtedness.

Section 4.3  Certain Rights of Lender.  Subject to the revocable license granted above, upon the occurrence and during the continuance of an Event of Default, Lender shall have the immediate and continuing right, power and authority, either in person or by agent, without bringing any action or proceeding, or by a receiver appointed by a court, without the necessity of taking possession of the Property in its own name, and without the need for any other authorization or action by Grantor or Lender, in addition to and without limiting any of Lender’s rights and remedies hereunder, under the Loan Agreement and any other Loan Documents and as otherwise available at law or in equity, (a) to notify any tenant or other person that the Leases have been assigned to Lender and that all Rents are to be paid directly to Lender, whether or not Lender has commenced or completed foreclosure or taken possession of the Property; (b) to settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations in, to and under the Leases; (c) to demand, sue for, collect, receive and enforce payment of Rents, including those past-due and unpaid and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to the Rents and Leases; (d) to enter upon, take possession of and operate the Property whether or not foreclosure under this Deed of Trust has been instituted and without applying for a receiver; (e) to lease all or any part of the Property; and/or (f) to perform any and all obligations of Grantor under the Leases and exercise any and all rights of Grantor therein contained to the full extent of Grantor’s rights and obligations thereunder.

Section 4.4  Irrevocable Instructions to Tenants.  Lender shall have the right to deliver a copy of this Deed of Trust to each tenant under a Lease and to each manager and managing agent or operator of the Property.  Grantor irrevocably directs any tenant, manager, managing agent, or operator of the Property, without any requirement for notice to or consent by Grantor, to comply with all demands of Lender under this Article 4 and to turn over to Lender on demand all Rents which it receives.  Grantor hereby acknowledges and agrees that payment of any Rents by a person to Lender as hereinabove provided shall constitute payment by such person, as fully and with the same effect as if such Rents had been paid to Grantor.  Lender is hereby granted and assigned by Grantor the right, at its option, upon revocation of the license granted herein, upon an Event of Default that is continuing, to enter upon the Property in person or by agent, without bringing any action or proceeding, or by court-appointed receiver to collect the Rents.  Any Rents collected prior to or after the revocation of the license shall be applied in accordance with the provisions of the Loan Agreement.  Neither the enforcement of any of the remedies under this Article 4 nor any other remedies or security interests afforded to Lender under the Loan Documents, at law or in equity shall cause Lender to be deemed or construed to be a Lender in possession of the Property, to obligate Lender to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.   Grantor shall, and hereby agrees to indemnify Lender for, and to hold Lender harmless from and against, any and all claims, liability, expenses, losses or damages which may or might be asserted against or incurred by Lender solely by reason of Lender’s status as an assignee pursuant to the assignment of Rents and Leases contained herein, but excluding any claim to the extent caused by Lender’s gross negligence or willful misconduct.  Should Lender incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Grantor shall reimburse Lender therefor within ten (10) Business Days after demand.

Section 4.5  Unilateral Subordination.  Lender may, at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate.  No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

ARTICLE 5

COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS

Section 5.1  Collateral Assignment.  Grantor does hereby collaterally assign and pledge to Lender, Grantor’s right, title and interest in, to and under all current and future Property Agreements.  Such collateral assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Property Agreement or otherwise impose any obligation upon Lender.  Grantor agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such collateral assignment.

Section 5.2  Retained Rights of Grantor.  Subject to the other provisions of this Article 5 and the provisions of the other Loan Documents, for so long as no Event of Default shall have occurred and be continuing, Grantor may exercise all of its rights and privileges under the Property Agreements and shall have the exclusive right and authority to deal with, enjoy the benefit under, grant any consents and approvals under, and amend, modify or terminate, such Property Agreements, collect, receive and retain for its own benefit all monies due or to become due under such Property Agreements, sue and enforce all claims of Grantor for damages arising under such Property Agreements, and retain for its own benefit all items described in clause (d) of paragraph (9) of the definition of “Property” above, if and to the extent not prohibited by the Loan Agreement or the other Loan Documents.  Upon the occurrence and during the continuance of any Event of Default, the rights of Grantor described in this Section 5.2 shall immediately and automatically cease and terminate and shall be void and of no further force or effect, provided that, if such Event of Default ceases to exist, such rights shall automatically be reinstated.  To the extent not prohibited by the applicable Property Agreement, any amounts held by Grantor as a party to the Property Agreements shall be held in trust for the benefit of Lender for use in the payment of the Indebtedness.

Section 5.3  Exercise of Assigned Rights.  Grantor hereby irrevocably directs the grantor or licensor of, or the contracting party to, any Property Agreement, upon demand from Lender, to recognize and accept Lender as the party to such Property Agreement for any and all purposes as fully as it would recognize and accept Grantor and the performance of Grantor thereunder; provided, that Lender hereby covenants to Grantor that it will not make such demand except upon the occurrence and during the continuance of an Event of Default.  Upon the occurrence, and during the continuance, of an Event of Default, without further notice or demand and at Grantor’s sole cost and expense, Lender shall be entitled to exercise all rights of Grantor arising under the Property Agreements.  Grantor hereby acknowledges and agrees that payment of any amounts owing under any Property Agreement by a person to Lender as hereinabove provided shall constitute payment by such person, as fully and with the same effect as if such amounts had been paid to Grantor.  Any amounts collected shall be applied in accordance with the provisions of the Loan Agreement.  At Lender’s request, Grantor shall deliver a copy of this Mortgage to each grantor or licensor of or the contracting party to a Property Agreement, and Lender shall have the continuing right to do so.

Section 5.4  Indemnity.  Grantor shall, and hereby agrees to indemnify Lender for, and to hold Lender harmless from and against, any and all claims, liability, expenses, losses or damages which may or might be asserted against or incurred by Lender solely by reason of Lender’s status as an assignee pursuant to the collateral assignment of Property Agreements contained herein, but excluding any claim to the extent caused by Lender’s gross negligence or willful misconduct.  Should Lender incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Grantor shall reimburse Lender therefor within ten (10) Business Days after demand.

Section 5.5  Property Agreement Covenants.   (a)    Grantor shall perform and observe, in a timely manner, all of the covenants, conditions, obligations and agreements of Grantor under the Property Agreements and shall suffer or permit no delinquency on its part to exist thereunder if such action is prohibited by the Loan Agreement, or would have a Material Adverse Effect.

(b)           Grantor shall not (i) sell, assign, transfer, mortgage or pledge any Property Agreement or any such right or interest under any Property Agreement, or (ii) cancel, terminate, amend, supplement or modify any Property Agreement, in either case, if such action is prohibited by the Loan Agreement or would have a Material Adverse Effect.

(c)           Grantor shall exercise all reasonable efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the franchisor, manager, licensor, grantor or other contracting party under the Property Agreements, if the failure to take such action would have a Material Adverse Effect.

ARTICLE 6

SECURITY AGREEMENT

Section 6.1  Security Interest.  This Deed of Trust constitutes both a real property mortgage and a “Security Agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements (said portion of the Property subject to the UCC, the “Collateral”).  The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Property.  Grantor, by executing and delivering this Deed of Trust, hereby grants to Lender, a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements and all other Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, subject only to Permitted Encumbrances, and agrees that Lender shall have all the rights and remedies of a secured party under the UCC with respect to such property including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral.  Upon request or demand of Lender, during the continuance of an Event of Default, Grantor shall at its expense assemble the Collateral and make it available to Lender at the Property.  Grantor shall pay to Lender on demand any and all expenses, including actual reasonable legal expenses and attorneys’ fees, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral.  Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Grantor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Grantor.  The proceeds of any disposition of the Collateral, or any part thereof, shall, except as otherwise provided in the Loan Documents or required by law, be applied by Lender in accordance with Section 3.7 hereof.

Section 6.2  Further Assurances.  Grantor shall execute and deliver to Lender and/or file, in form and substance satisfactory to Lender, such further statements, documents and agreements, financing statements, continuation statements, and such further assurances and instruments, and do such further acts, as Lender may, from time to time, reasonably consider necessary, desirable or proper to create, perfect and preserve Lender’s security interest hereunder and to carry out more effectively the purposes of this Deed of Trust, and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest; provided that such further statements, documents, agreements, assurances, instruments and acts do not increase the liability or obligations or decrease the rights of Grantor from those provided for in the Loan Documents.  As of the date hereof, Grantor’s chief executive office and principal place of business is at the address set forth in the first paragraph of this Deed of Trust, and Grantor shall promptly notify Lender of any change in such address.

Section 6.3  Fixture Filing.  This Deed of Trust shall also constitute a “fixture filing” for the purposes of the UCC upon all of the Property which is or is to become “fixtures” (as that term is defined in the UCC), upon being filed for record in the real estate records of the city or county wherein such fixtures are located.  Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Grantor) and Secured Party (Lender) as set forth in the first paragraph of this Deed of Trust.

ARTICLE 7

MISCELLANEOUS

Section 7.1  Notices.  Any notice required or permitted to be given under this Deed of Trust shall be given in the manner described in the Loan Agreement.

Section 7.2  Covenant Running with the Land.  All representations, warranties, covenants and Obligations contained in the Loan Agreement are incorporated herein by this reference and, to the extent relating to the Property, are intended by the parties to be, and shall be construed as, covenants running with the land.  All persons or entities who may have or acquire an interest in the Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Lender.

Section 7.3  Attorney-in-Fact.  Grantor hereby irrevocably appoints Lender and its successors and assigns as its attorney-in-fact, which appointment is irrevocable and coupled with an interest (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Lender deems appropriate to protect Lender’s interest, if Grantor shall fail to do so within ten (10) days after written request by Lender, (b) upon the issuance of a deed or assignment of lease pursuant to the foreclosure of this Deed of Trust or the delivery of a deed or assignment of lease in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed or the assignee of any such assignment of lease and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Lender’s security interests and rights in or to any of the Collateral, and (d) while any Event of Default exists, to perform any obligation of Grantor hereunder; however:  (1) Lender shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Lender in such performance shall be included in the Indebtedness and shall bear interest at the Default Rate; (3) Lender as such attorney-in-fact shall only be accountable for such funds as are actually received by Lender; and (4) Lender shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section 7.3.

Section 7.4  Successors and Assigns.  For so long as any portion of the Indebtedness remains outstanding, this Deed of Trust shall be binding upon and inure to the benefit of Lender and Grantor and their respective successors and assigns.

Section 7.5  No Waiver.  Any failure by Lender or Trustee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Lender and Trustee shall each have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 7.6  Subrogation.  To the extent proceeds of the Note have been used to extinguish, extend or renew any indebtedness against the Property, then Lender shall be subrogated to all of the rights, liens and interests existing against the Property and held by the holder of such indebtedness and shall have the benefit of the priority of all of the same, and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Lender.

Section 7.7  Loan Agreement.  If any conflict or inconsistency exists between this Deed of Trust and the Loan Agreement, the Loan Agreement shall govern.

Section 7.8  Release.  Upon payment in full of the Indebtedness and performance in full of all of the outstanding Obligations, or upon the sale of the Property in the manner permitted by the Loan Agreement, the estate hereby granted shall cease, terminate and be void and Lender, at Grantor’s expense, shall release the liens and security interests created by this Deed of Trust.

Section 7.9  Waiver of Stay, Moratorium and Similar Rights.  Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of, and hereby waives, any appraisement, valuation, stay, marshaling of assets, exemption, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the indebtedness secured hereby, or any agreement between Grantor and Lender or any rights or remedies of Lender.

Section 7.10  Waiver of Jury Trial; Consent to Jurisdiction.  (a)  TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, GRANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS DEED OF TRUST, ANY OTHER LOAN DOCUMENT, OR ANY DEALINGS, CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY IT RELATING TO THE SUBJECT MATTER OF THIS DEED OF TRUST.  THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  GRANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS DEED OF TRUST.  GRANTOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS DEED OF TRUST, OR ANY OTHER LOAN DOCUMENTS OR AGREEMENTS RELATING TO THIS DEED OF TRUST.  IN THE EVENT OF LITIGATION, THIS DEED OF TRUST MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(b)  GRANTOR HEREBY CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.  GRANTOR FURTHER CONSENTS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED IN RESPECT OF ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, OR WITH RESPECT TO SUCH COLLATERAL.  GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT THE ADDRESSES SET FORTH IN SECTION 9.4 OF THE LOAN AGREEMENT IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW HAVE OR HAVE IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT IN THE COURTS REFERRED TO ABOVE AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST GRANTOR IN ANY JURISDICTION.

Section 7.11  Headings.  The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify, limit or define, or be used in construing, the scope, intent or text of such Articles, Sections or Subsections.

Section 7.12  Governing Law.  THIS DEED OF TRUST SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE.

Section 7.13  Hold Harmless.  Grantor shall and does hereby agree to defend, indemnify and hold harmless Lender from and against any and all claims, losses, expenses, damages and liabilities (including, without limitation, all reasonable fees and expenses of attorneys) which may arise or be incurred or accrue in connection herewith or in connection with an obligation of Grantor hereunder with respect to the Property, except, in each case, to the extent incurred as a result of the gross negligence or willful misconduct of Lender.  Should Lender incur any such claim, loss, expense, damage or liability, the amount thereof, including all reasonable expenses and reasonable fees of attorneys and reasonable costs and expenses associated with actions taken by Lender in defense thereof, or otherwise in protecting its interests hereunder, shall constitute additions to the Indebtedness and shall be secured hereby, and Grantor covenants and agrees to reimburse Lender promptly upon demand.

Section 7.14  Entire Agreement.  This Deed of Trust and the other Loan Documents embody the entire agreement and understanding between Lender and Grantor pertaining to the subject matter hereof and thereof and supersede all prior agreements, understandings, representations or other arrangements, whether express or implied, written or oral, between such parties relating to the subject matter hereof and thereof.  This Deed of Trust and the other Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

Section 7.15  Severability.  If any provision of this Deed of Trust is invalid or unenforceable, then such provision shall be given full force and effect to the fullest possible extent, and all of the remaining provisions of this Deed of Trust shall remain in full force and effect and shall be binding on the parties hereto.

Section 7.16  Intentionally Omitted.

Section 7.17  Lien Absolute.  Grantor acknowledges that this Deed of Trust and a number of other Loan Documents and those documents required by the Loan Documents together secure the Indebtedness.  Grantor agrees that, to the extent permitted by law, the lien of this Deed of Trust and all obligations of Grantor hereunder shall be absolute and unconditional and shall not in any manner be affected or impaired by:

(a)  any lack of validity or enforceability of the Loan Agreement or any other Loan Document, any agreement with respect to any of the Indebtedness or Obligations or any other agreement or instrument relating to any of the foregoing;

(b)  any acceptance by Lender of any security for or guarantees of any of the Indebtedness;

(c)  any failure, neglect or omission on the part of Lender to realize upon or protect any of the Indebtedness or any of the collateral security therefor, including the Loan Documents, or due to any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Indebtedness and Obligations hereby secured or any collateral security therefor, including the Loan Documents, or due to any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Indebtedness or Obligations or this Deed of Trust (other than the indefeasible payment in full in cash of all the Indebtedness and Obligations hereby secured);

(d)  any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness or Obligations;

(e)  any release (except as to the property released), sale, pledge, surrender, compromise, settlement, nonperfection, renewal, extension, indulgence, alteration, exchange, modification or disposition of any of the Indebtedness or Obligations hereby secured or of any of the collateral security therefor;

(f)  any amendment or waiver of or any consent to any departure from the Loan Agreement or any other Loan Documents or of any guaranty thereof, if any, and Lender may in its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Loan Documents without first exercising or enforcing any of its rights and remedies hereunder; and

(g)  any exercise of the rights or remedies of Lender hereunder or under any or all of the Loan Documents.

Section 7.18  Real Estate Taxes.  Grantor shall not be entitled to any credit upon the Indebtedness or deduction from the assessed value of the Property by virtue of payment of real estate taxes on the Property.  If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Indebtedness from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Indebtedness or Lender’s interest in the Property, Grantor will pay such tax, with interest and penalties thereon, if any.  If in the reasonable opinion of Lender’s counsel it would be unlawful to require Grantor to pay such tax or interest and penalties or the making of such payment would result in the imposition of interest beyond the maximum amount permitted by applicable Law, Lender may elect to declare all of the Indebtedness to be due and payable 150 days from the giving of written notice by Lender to Borrower, without the payment of any prepayment, yield maintenance or similar premium or fee.

Section 7.19  Incorporation by Reference.  (a)  All obligations of Grantor under this Deed of Trust shall be limited by the provisions of Section 9.19 of the Loan Agreement, the provisions of which are incorporated herein by this reference.

(b)           The parties hereby acknowledge that the Loan Agreement, among other things, contains restrictions on the prepayment of the Indebtedness, as well as restrictions on the sale, transfer and encumbrance of the Property and the ownership interests of Grantor.

Section 7.20  State Specific Provisions.  The provisions of Exhibit B attached hereto are hereby incorporated by reference as though set forth in full herein.

Section 7.21  Mortgage Recording Taxes.  Grantor hereby covenants to pay any and all mortgage recording or other taxes or fees due in connection with this Deed of Trust.

Section 7.22  Multiple Exercise of Remedies.  To the extent permitted by law, Grantor specifically consents and agrees that Lender and Trustee may exercise rights and remedies hereunder and under the other Loan Documents separately or concurrently and in any order that Lender and Trustee may deem appropriate.

ARTICLE 8

CONCERNING THE TRUSTEE

Section 8.1  Certain Rights.  With the approval of Lender, Trustee shall have the right to select, employ and consult with counsel.  Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine.  Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by him in the performance of his duties hereunder.  Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by him in the performance of Trustee’s duties, except as a result of Trustee’s gross negligence or willful misconduct, in the performance of Trustee’s duties.  Grantor’s obligations under this Section 8.1 shall not be reduced or impaired by principles of comparative or contributory negligence (except with respect to Trustee’s gross negligence or willful misconduct).

Section 8.2  Retention of Money.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

Section 8.3  Successor Trustees.  If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Lender shall desire to appoint a substitute Trustee, Lender shall have full power to appoint one or more substitute or successor Trustees, without other formality than appointment and designation in writing executed by Lender, and, if preferred, several substitute or successor Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee.  Such appointment may be executed by any authorized agent of Lender, and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action.  Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee.

Section 8.4  Perfection of Appointment.  Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon reasonable request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

Section 8.5  Trustee Liability.  In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise, except for Trustee’s gross negligence or willful misconduct.

Grantor hereby acknowledges receipt of a true copy of the within Deed of Trust.

[No further text on this page; Signature page follows]

EXECUTED as of the date first above written.

GRANTOR:

GLIMCHER MJC, LLC,
a Delaware limited liability company

By: Johnson City Venture, LLC,
a Delaware limited liability company,
its sole member

By: Glimcher Johnson City, Inc.
a Delaware corporation,
its Managing Member

By: /s/ George A. Schmidt
George A. Schmidt Executive Vice President Chief Investment Officer

ACKNOWLEDGMENT

STATE OF                 )

COUNTY OF             )

Before me, _____________________________________ the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared _______________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged her/himself to be _________________________________ of __________________________, the within named bargainor, a _____________________________, and that s/he as such __________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the ________________ by her/himself as _______________________.

Witness my hand and seal, at office in ________________, ________________, this the _____ day of _________________ 2010.

___________________________________________________________
NOTARY PUBLIC
My Commission Expires:

EXHIBIT A

LEGAL DESCRIPTION

PARCEL I

Land located in the City of Johnson City, County of Washington, State of Tennessee, more particularly described as follow:

BEGINNING AT an iron rod in the Westerly line of North Roan Street where said  line is intersected by the Southern line of the property of North Roan Building, Inc., as described in Deed of record in Book 351, Page 47, in the Register's Office of the said County, thence with the Southwesterly line of said North Roan Street South 21 degrees, 13 minutes, 54 seconds east, 555.47 feet to the Northeastern most corner of the property of First Tennessee Bank and Trust Company as described in the Deed of record in Deed Book 478, Page 188, in the aforesaid Register's Office; thence with said First Tennessee Bank and Trust Company property South 85 degrees, 12 minutes, 24 seconds West, 281.46 feet to an iron rod marking the Northwestern corner of said First Tennessee Bank and Trust Company property; thence with the Western line of said Bank property and continuing along the Western terminus of Mall Street (public) South 21 degrees, 13 minutes, 00 seconds East, a total distance of 344.24 feet to an iron rod; thence with Southern lines of Mall Street (public) the following two courses (1) Northeastwardly in a curve to the right; said curve having a radius of 25.00 feet, an arc length of 39.27 feet to an iron rod; (2) North 68 degrees, 47 minutes, 00 seconds East, 15.37 feet to an iron rod in the Northern lines of that property of General Mills Restaurant Group, Inc. described in Deed Book 559, Page 636, in the aforesaid Register's Office; thence along the Western lines of said General Mills property the following courses and dimensions: (1) Southwestwardly in a curve to the left, said curve having an arc length of 43.03 feet, a radius of 25.00 feet; (2) South 29 degrees, 51 minutes, 00 seconds East, 62.27 feet; (3) South 21 degrees, 13 minutes, 00 seconds East, 265.00 feet; (4) curve to the left having a length of 62.83 feet with a radius of 40.00 feet all to a point in the Western line of Mockingbird Lane (60' R.O.W., Public): thence with the Northwesterly 1ine of said Mockingbird Lane (public) the following two courses and dimensions: (1) South 68 degrees, 47 minutes, 00 seconds West, 31.39 feet to an iron rod; (2) South 48 degrees, 25 minutes, 03 seconds West, 1034.84 feet to an iron rod in the Northeasterly line of that property of David H. Walker (now or formerly) as conveyed by Deed of record in Deed Book 389, Page 513, in the aforesaid Register's Office; thence with said Walker's Northeastern line North 41 degrees, 35 minutes, 00 seconds West, 770.00 feet to a iron rod marking Walker's Northeastern or Northernmost corner; the same lying in the Southeastern line of that property conveyed to 2020 Northpark Ltd. as recorded in Deed Book 594, Page 115, in the aforesaid Register's Office; thence with Southeastern, Northeastern, Northern and Northwestern lines of said 2020 Northpark Ltd., property the following four courses and dimensions: (1) North 48 degrees, 25 minutes, 00 seconds East, 68.00 feet to an iron rod; (2) North 38 degrees, 47 minutes, 20 seconds West, 137.19 feet; (3) South 83 degrees, 23 minutes, 57 seconds West, 262.18 feet to an iron rod; (4) South 48 degrees, 28 minutes, 18 seconds West, 45.77 feet; all to an iron rod in the Northeastern line of that property conveyed to Glenn E. Mize, et al, by Deed of record in Deed Book 384,

Page 117, in the aforesaid Register's Office; thence North 41 degrees, 39 minutes, 36 second West along said Mize line and continuing with the Northeastern line of North Side Subdivision as shown by plat of record in Plat Book 3, Page 118, in the aforesaid Register's office a total distance of 337.30 feet to an iron pipe corner of the property conveyed to Thomas Rowan by Deed of record in Deed Book 334, Page 351, in the aforesaid Register’s Office and the property conveyed to D.E. Taylor by Deed of record in Deed Book 368, Page 332, in the aforesaid Register's Office; thence North 38 degrees, 15 minutes, 04 seconds East with the Southeasterly lines of Bralley Addition (not recorded) said lines also being the Southeastern 1ines of the property of said Thomas Rowan, the Southeastern Terminus of Ivy Lane, and the property conveyed to Carroll Ann Rohrssen by Deed of record in Deed Book 578, Page 629, in the aforesaid Register's Office, a total distance of 399.02 feet to a planted stone; Thence North 30 degrees, 41 minutes, 30 seconds West, with Northeasterly line of said Rohrssen and continuing with the Northeasterly lines of the property conveyed to Jerry Mooney by Deed of record in Deed Book 490, Page 150 in the aforesaid Register's office and the property conveyed to Michael Bashor by Deed of record in Deed Book 522, Page 603, in the aforesaid Register's Office, a total distance of 372.18 feet to an iron rod lying in the present Southeastern line of said Sunset Drive as established by Deed of Confirmation recorded in Deed Book 710, Page 568, in the aforesaid Register's  office. Thence along said lines of Sunset Drive the following three courses and dimensions: (1) North 40 degrees, 39 minutes, 25 seconds East, 295.47 feet to an iron rod; (2) North 37 degrees, 47 minutes, 42 seconds East, 255.33 feet to an iron rod: (3) around a curve to the right with a radius of 35.00 feet, an arc length of 51.90 feet to an iron rod, said iron rod being at the intersection of Sunset Drive and Southern lines of Mountcastle Drive; thence with said lines of Mountcastle Drive the following two courses; (1) South 57 degrees, 14 minutes, 12 seconds East, 130.74 feet to an iron rod; (2) a curve to the left having a length of 198.76 feet, a radius of 612.96 feet to the Northwestern most corner of that property described in Boundary and Encroachment Agreement between Johnson City Mall Associates and Walter L. Harber found of record on Roll 85, Image 2162, in aforesaid Register's Office; thence along the Western lines of said Agreement the following three courses and dimensions: (1) South 34 degrees, 00 minutes, 38 seconds West, 55.52 feet; (2) South 27 degrees, 41 minutes, 42 seconds West, 65.17 feet; (3) South 16 degrees, 37 minutes, 38 seconds West, 38.24 feet all to the Southernmost corner of that property conveyed to Walter A. Harber by Deed of record in Deed Book 676, Page 41, Thence North 68 degrees, 37 minutes, 07 seconds East, along the Southeastern most line of said Harber property 364.74 feet to a point in the Southern or Southeastern line of aforesaid Mountcastle Drive; thence Northeasterly along said line of Mountcastle Drive in a curve to the left having a radius of 612.96 feet, an arc length of 110.87 feet to a concrete monument; thence continuing along said line of Mountcastle Drive North 68 degrees, 37 minutes, 08 seconds East, 108.05 feet to an iron rod in the Westernmost corner of that property conveyed to Fred Leonard by Deed of record in Deed Book 601, Page 202, an arc of the aforesaid Register's Office; thence South 23 degrees, 59 minutes, 56 seconds East with said Leonard's Southwestern line 165.93 feet to the Southwestern corner thereof; thence North 68 degrees, 42 minutes, 40 seconds East, along Leonard's Southeastern 1ine and continuing along the Southeastern line of afore described  North Roan Street Building Inc. property a total distance of 367.71 feet to the point of Beginning, all as shown on a Survey by David W. Barnes, Tenn. Reg. Land Surveyor No. 270, dated October 10, 1996, last revised May 16, 2000.

(Note: Any reference to acreage or square footage is for informational purposes only)

PARCEL II

Together with those rights and easements constituting rights in real property created defined and limited by that certain Reciprocal Easement Agreement by and between Provident Life and Accident Insurance Company, a Tennessee corporation and Cox-Valley Associates, a Tennessee partnership, dated October 8, 1982 and recorded October 8, 1982 in Miscellaneous Book 107, Page 174, amended by Amendment to Reciprocal Easement Agreement by and between Provident Life and Accident Insurance Company, a Tennessee corporation and Cox-Valley Associates, a Tennessee partnership, recorded December 27, 1982 in Miscellaneous Book 108, Page 632, both in the Register's Office of Washington County, Tennessee.

PARCEL III

Together with those rights and easements constituting rights in real property created defined and limited by that certain Access Easement by and between Independent’s J-C, Inc., a Tennessee corporation, Johnson City Mall, a Tennessee general partnership, North Roan Street Building, Inc., a Tennessee corporation and The Hamilton National Bank of Johnson City, a national banking corporation, dated September 16, 1970 and recorded in Miscellaneous Book 58, Page 62, in the Register's Office of  Washington County, Tennessee.

PARCEL IV

Together with those rights and easements constituting rights in real property created defined and limited by that certain Cross Easement Agreement by and between Johnson City Mall Associates, a Delaware general partnership and First Tennessee Bank National Association, a national banking corporation, dated June 24, 1991 and recorded July 11, 1991 in Miscellaneous Book 174, Page 259, in the Register’s Office of Washington County, Tennessee.

AND BEING the same property conveyed by Special Warranty Deed by and between Johnson City Mall Associates and Johnson City Venture, LLC, dated November 15, 1996 and recorded November 15, 1996 in Roll 102, Image 1065, in the Register’s Office, Tennessee.

The above description being also described as the following legal description prepared by Gregory W. Maxwell, a Professional Land Surveyor of Civil & Environmental Consultant’s Inc.:

LAND LOCATED IN THE CITY OF JOHNSON CITY, COUNTY OF WASHINGTON, STATE OF TENNESSEE, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A PK NAIL IN A SIDEWALK, SAID POINT BEING AT THE SOUTHEAST CORNER OF THE PROPERTY OF NORTH ROAN STREET BUILDING, INC. AS OF RECORD ON ROLL 351, IMAGE 47, IN THE REGISTER’S OFFICE OF WASHINGTON COUNTY, TENNESSEE, (HEREINAFTER: “ROWC”), THENCE WITH THE SOUTHWESTERLY LINE OF SAID NORTH ROAN STREET, SOUTH 2347'19" EAST, A DISTANCE OF 555.51 FEET TO AN "X" MARK IN A CONCRETE SIDEWALK AT THE NORTHEAST CORNER OF THE PROPERTY OF FIRST TENNESSEE BANK AS OF RECORD IN DEED BOOK 478, PAGE 188, ROWC; THENCE WITH THE FIRST TENNESSEE BANK PROPERTY, SOUTH 8238'55" WEST, A DISTANCE OF 281.48 FEET TO A PK NAIL AT THE NORTHWEST CORNER OF SAID FIRST TENNESSEE BANK; THENCE WITH THE WESTERN LINE OF SAID BANK PROPERTY AND CONTINUING ALONG THE WESTERN TERMINUS OF MALL STREET (PUBLIC), SOUTH 2346'25" EAST, A DISTANCE OF 344.27 FEET TO A PK NAIL; THENCE WITH THE SOUTHERN LINE OF MALL STREET THE FOLLOWING TWO COURSES: (1) NORTHEASTERLY WITH A CURVE TO THE RIGHT HAVING A RADIUS OF 25 FEET, AN ARC LENGTH OF 39.27 FEET, AND BEING SUBTENDED BY A CHORD WHICH BEARS NORTH 2113'35" EAST, A DISTANCE OF 35.35 FEET TO AN IRON PIN; (2) NORTH 66 15'03" EAST, A DISTANCE OF 15.37 FEET TO AN IRON PIN IN THE NORTHERN LINE OF PROPERTY OF GENERAL MILLS RESTAURANT GROUP INC. AS OF RECORD IN DEED BOOK 559, PAGE 636, ROWC; THENCE ALONG THE WESTERN LINES OF SAID GENERAL MILLS PROPERTY THE FOLLOWING FOUR COURSES: (1) SOUTHWESTERLY ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 24.95 FEET; AN ARC LENGTH OF 42.94 FEET, AND BEING SUBTENDED BY A CHORD WHICH BEARS SOUTH 1654'23" WEST, A DISTANCE OF 37.83 FEET TO AN IRON PIN (2) THENCE SOUTH 3223'24" EAST A DISTANCE OF 62.29 FEET TO AN IRON PIN, (3) THENCE SOUTH 2345'24" EAST, A DISTANCE OF 265.07 FEET TO AN IRON PIN, (4) THENCE WITH A CURVE TO THE LEFT, HAVING A RADIUS OF 39.93 FEET, AN ARC LENGTH OF 62.72 FEET, AND BEING SUBTENDED BY A CHORD WHICH BEARS SOUTH 6858'03" EAST, A DISTANCE OF 56.47 FEET TO AN IRON PIN IN THE NORTHERN LINE OF MOCKINGBIRD LANE (60' R.O.W., PUBLIC); THENCE WITH THE NORTHERLY LINE OF SAID MOCKINGBIRD LANE THE FOLLOWING TWO COURSES: (1) SOUTH 6613'36" WEST, A DISTANCE OF 31.40 FEET TO A PK NAIL; (2) THENCE SOUTH 4551'39" WEST, A DISTANCE OF 1,035.06 FEET TO AN IRON PIN IN THE NORTHEASTERLY LINE OF PROPERTY OF GLIMCHER DEVELOPMENT CORPORATION AS OF RECORD IN ROLL 524, IMAGE 1403, ROWC; THENCE WITH SAID GLIMCHER NORTHEASTERLY LINE, NORTH 4407'30" WEST, A DISTANCE OF 769.77 FEET TO AN IRON PIN AT THE NORTHEAST CORNER OF SAID GLIMCHER AND BEING IN THE SOUTHERLY LINE OF PROPERTY OF JIMMY R. LEWIS AS OF RECORD ON ROLL 194, IMAGE 1076, ROWC; THENCE WITH THE SOUTHERLY, EASTERLY AND NORTHERLY LINES OF SAID LEWIS THE FOLLOWING FOUR COURSES: (1) NORTH 4550'08" EAST, A DISTANCE OF 68.02 FEET TO AN IRON PIN; (2) THENCE NORTH 4122' 12" WEST, A DISTANCE OF 137.24 FEET TO A PK NAIL IN ASPHALT PAVEMENT; (3) THENCE SOUTH 8049'05" WEST, A DISTANCE OF 262.27 FEET TO AN IRON PIN; (4) THENCE SOUTH 4554'45" WEST, A DISTANCE OF 45.78 FEET TO AN IRON PIN IN THE NORTHEASTERLY LINE OF PROPERTY OF THE GUMCHER DEVELOPMENT CORPORATION, L.P. AS OF RECORD ON ROLL 522, IMAGE 1392, ROWC; THENCE NORTH 4430'20" WEST, A DISTANCE OF 120.63 FEET TO AN IRON PIN AT THE NORTHEAST CORNER OF SAID GLIMCHER AND AT THE SOUTHEAST CORNER OF PROPERTY OF WALTER E. SAYLOR AS OF RECORD ON

ROLL 68, IMAGE 1106, ROWC; THENCE NORTH 4401'33" WEST, A DISTANCE OF 216.66 FEET TO AN IRON PIN FOUND AT THE SOUTHWEST CORNER OF PROPERTY OF THOMAS H. ROWAN AS OF RECORD IN DEED BOOK 334, PAGE 351, ROWC; THENCE WITH THE SOUTHERLY LINES OF BRALLEY ADDITION (NOT RECORDED) AND SAID ROWAN AND THE SOUTHERLY TERMINUS OF IVY LANE, AND THE SOUTHERLY LINE OF CAROLANN M. ROHRSSEN PROPERTY AS OF RECORD IN DEED BOOK 578, PAGE 629, ROWC; NORTH 3543'23" EAST, A DISTANCE OF 399.06 FEET TO A PLANTED STONE AT THE SOUTHEAST CORNER OF SAID ROHRSSEN; THENCE WITH THE EASTERLY LINE OF ROHRSSEN, THE EASTERLY LINE OF PROPERTY OF SUSAN M. KANE AS OF RECORD ON ROLL 248, IMAGE 2330, ROWC AND THE EASTERLY LINE OF PROPERTY OF MICHAEL P. BASHOR, AS OF RECORD IN DEED BOOK 546, PAGE 2133, ROWC, NORTH 3316'09" WEST, A DISTANCE OF 372.29 FEET TO AN IRON PIN AT THE NORTHEAST CORNER OF SAID BASHOR AND IN THE SOUTHERLY LINE OF SUNSET DRIVE; THENCE WITH THE SOUTHERLY LINE OF SUNSET DRIVE THE FOLLOWING THREE COURSES: (1) NORTH 3805'40" EAST, A DISTANCE OF 295.42 FEET TO AN IRON PIN; (2) THENCE NORTH 35 13'57" EAST, A DISTANCE OF 255.28 FEET TO AN IRON PIN; (3) THENCE WITH A CURVE TO THE RIGHT, HAVING A RADIUS OF 35.01 FEET, AN ARC LENGTH OF 51.92 FEET. AND BEING SUBTENDED BY A CHORD WHICH BEARS NORTH 7744'22" EAST, A DISTANCE OF 47.29 FEET TO AN IRON PIN AT THE INTERSECTION OF SUNSET DRIVE AND THE SOUTHWESTERLY LINE OF MOUNTCASTLE DRIVE (80' PUBLIC R.O.W.); THENCE WITH THE SOUTHWESTERLY LINE OF MOUNTCASTLE DRIVE THE FOLLOWING TWO COURSES: (1) SOUTH 5946'35" EAST, A DISTANCE OF 130.78 FEET TO AN IRON PIN; (2) THENCE WITH A CURVE TO THE LEFT HAVING A RADIUS OF 613.15 FEET, AN ARC LENGTH OF 198.82 FEET, AND BEING SUBTENDED BY A CHORD WHICH BEARS SOUTH 6903'57" EAST, A DISTANCE OF 197.95 FEET TO AN IRON PIN AT THE NORTHERLY CORNER OF PROPERTY OF IMMOBILIA PROPERTIES AS OF RECORD ON ROLL 613, IMAGE 762, ROWC; THENCE WITH THE NORTHERLY, WESTERLY AND SOUTHERLY LINES OF SAID IMMOBILIA PROPERTIES THE FOLLOWING FOUR COURSES: (1) SOUTH 3126'48" WEST, A DISTANCE OF 55.48 FEET TO AN IRON PIN; (2) THENCE SOUTH 2507'52" WEST, A DISTANCE OF 65.12 FEET TO AN IRON PIN; (3) THENCE SOUTH 1403'46" WEST, A DISTANCE OF 38.24 FEET TO AN IRON PIN; (4) THENCE NORTH 6603'15" EAST, A DISTANCE OF 364.72 FEET TO A PK NAIL IN THE SOUTHERLY LINE OF THE AFORESAID MOUNTCASTLE DRIVE; THENCE WITH THE SOUTHERLY LINE OF MOUNTCASTLE DRIVE ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 612.90 FEET, AN ARC LENGTH OF 110.86 FEET AND BEING SUBTENDED BY A CHORD WHICH BEARS NORTH 71'05'51" EAST, A DISTANCE OF 110.71 FEET TO A CONCRETE MONUMENT; THENCE NORTH 6603'35" EAST, A DISTANCE OF 108.07 FEET TO AN IRON PIN AT THE NORTHWEST CORNER OF PROPERTY OF BANK OF AMERICA, AS OF RECORD IN ROLL 1, IMAGE 1779; THENCE WITH THE WESTERLY AND SOUTHERLY LINES OF SAID BANK OF AMERICA THE FOLLOWING TWO COURSES: (1) SOUTH 2633'24" EAST, A DISTANCE OF 165.97 FEET TO AN IRON PIN;

(2) THENCE NORTH 6609'12" EAST, A DISTANCE OF 367.74 FEET TO THE POINT OF BEGINNING AND CONTAINING 2,274,197 SQUARE FEET OR 52.208 ACRES, MORE OR LESS.

(Note: Any reference to acreage or square footage is for informational purposes only)

TOGETHER WITH THE EASEMENTS IN THAT CERTA1N RECIPROCAL EASEMENT AGREEMENT DATED OCTOBER, 1982, RECORDED IN MISCELLANEOUS BOOK 107, PAGE 174, IN THE REGISTER'S OFFICE OF WASHINGTON COUNTY, TENNESSEE AS AMENDED BY AMENDMENT: DATED OCTOBER 1 982, RECORDED IN MISCELLANEOUS BOOK 108, PAGE 632 IN SAID REGISTER'S OFFICE.

TOGETHER WITH THE EASEMENTS IN THAT CERTAIN AGREEMENT: DATED AS OF SEPTEMBER 16, 1970, RECORDED IN MISCELLANEOUS BOOK 58, PAGE 62, IN THE REGISTER'S OFFICE OF WASHINGTON COUNTY, TENNESSEE.

TOGETHER WITH THE EASEMENTS IN THAT CERTAIN CROSS EASEMENT AGREEMENT: DATED JUNE 24, 1991, RECORDED IN MISCELLANEOUS BOOK 174, PAGE 259, IN THE REGISTER'S OFFICE OF WASHINGTON COUNTY TENNESSEE.

AND BEING THE SAME PROPERLY CONVEYED BY SPECIAL WARRANTY DEED TO JOHNSON CITY VENTURE, LLC, DATED NOVEMBER 15, 1996, RECORDED IN ROLL 102, IMAGE 1065, IN THE REGISTER'S OFFICE OF WASHINGTON COUNTY, TENNESSEE.

AND BEING the same property conveyed to Glimcher MJC, LLC, a Delaware limited liability company from Johnson City Venture, LLC, a Delaware limited liability company by deed dated _________________________, 2010, of record in Roll_______________. Image______________, in Register’s Office for Washington County, Tennessee, to which reference is here made.

EXHIBIT B

Special Provisions for the State of Tennessee

The following provisions are incorporated by reference into Section 7.20 of the attached Deed of Trust.  If any conflict or inconsistency exists between this Exhibit B and the remainder of the attached Deed of Trust, this Exhibit B shall govern.

1.           Foreclosure by Power of Sale.  Trustee, at the request of Lender, and after publishing notice of the time and place of sale at least three (3) different times in any newspaper published in a county in which the Property is located, the first of which publications shall be at least twenty (20) days prior to said sale, shall proceed to sell the Property, at public auction for cash and in bar of the right of redemption (statutory or otherwise) the equity of redemption, homestead, dower, elective or distributive share, any right of appraisement of valuation and all other rights and exemptions of any kind, all of which are hereby expressly waived.

2.           Agreements Relating to Sale and Default.  In the event of any sale under this Deed of Trust or pursuant to any order in any judicial proceedings or otherwise, the Property or any part thereof may be sold, in one parcel or in such parcels, manner or order as Lender, in its sole discretion may direct.  At Lender’s option, a sale may be conducted alternately, as a single parcel or in tracts, to be closed under whichever method yields a greater total price.  If the Property is located in two or more counties, it may all be sold in one of the counties if Trustee so elects.  Otherwise, the sale shall occur in the county in which the Property is located unless Trustee, in its reasonable discretion, elects to conduct the sale elsewhere.  The sale shall be held at such location in the county as the foreclosure notice may specify.  One or more exercises of the power of sale provided for herein shall not extinguish or exhaust said power until the entire Property has been sold or the Indebtedness has been paid in full.  Trustee is hereby released from all obligations imposed by statute that can be waived including any requirement of qualification or bond.  It is agreed that Lender, in the event of any sale of the Property, may bid and buy as any third person might, but Lender shall not be required to present cash at the sale except to the extent, if any, by which Lender's bid exceeds the amount of the Indebtedness, including all expenses of collection and sale provided for herein.  Trustee may delegate, in its sole discretion, any authority possessed under this Deed of Trust, including the authority to conduct a foreclosure sale.  Without limiting the foregoing, Trustee may retain a professional auctioneer to preside over the bidding, and the customary charge for the auctioneer’s services shall be paid from sale proceeds as an expense of sale.  If prior to any foreclosure sale a third party represents to the Trustee in writing that such party holds the next junior lien to this Deed of Trust (whether by judgment lien, junior deed of trust or otherwise), the Trustee may disburse surplus proceeds to such third party in an amount not to exceed the amount of lien alleged by the third party in its written statement to the Trustee.  A foreclosure sale may be adjourned by Trustee and may be reset at a later time and/or date by announcement at the time and place of the originally advertised sale and without any further publication.  The foreclosure sale of the Property shall be conducted for cash to be tendered upon the conclusion of the bidding; provided, however, Trustee may accept a check issued or certified by a local bank as consideration for the sale and if, in its sole discretion, Trustee announces before or after bidding that, upon the failure of the high bidder to complete the sale for cash within one (1) hour, the Property may be sold to the second highest bidder, and if the high bidder should subsequently fail to complete the purchase within that time, then Trustee may, at its option, close the sale of the Property to the second highest bidder.  Grantor further agrees that, in the event of any sale hereunder, it will at once surrender possession of the Property, will from the moment of sale be the tenant at will of the purchaser, will be removable by process and will be liable to pay said purchaser the reasonable rental value of said Property after such sale.  Lender or Trustee may, after default, advise third parties of the amount (or estimated amount) of principal, interest and expenses that will be outstanding as of the date of any foreclosure sale and may share any other available information regarding the Property.  Following the occurrence of a default hereunder, any “release” provision included herein or in any other document whereby Lender agreed to release all or part of the Property upon the payment of less than all of the Indebtedness shall become void, and Lender shall no longer be obligated to release any of the Property until the Indebtedness has been paid in full.  Grantor agrees that Grantor will not bid at any sale hereunder and will not allow others to bid on Grantor’s behalf unless, at the time of sale, Grantor has cash sufficient to pay at the sale the amount of its bid.

3.           Indebtedness Secured Hereby Not Limited by Statement for Tax and Registration Authorities.  Any legend appearing on the face hereof and any affidavit that may be submitted to recording authorities herewith pursuant to any requirement of taxation or registration authorities is included for the benefit of such authorities only and does not affect the terms of Lender’s agreement with Grantor as provided by this Deed of Trust and by other documents pertaining to the Indebtedness secured hereby or the priority of the lien of this Deed of Trust or any advanced made hereunder.

4.           Maturity Date. As set forth in the Loan Agreement, the maturity date of the Indebtedness secured by this Deed of Trust, assuming exercise of all extension options under the terms of the Loan Agreement, is on the Payment Date occurring in May 2020.

5.           Uniform Commercial Code Compliance. Notwithstanding any other provision of this Deed of Trust, all Uniform Commercial Code remedies, including notice of any public sale, shall comply with Section 47-9-504 of the Uniform Commercial Code.

This Instrument Prepared By:
Brandt and Beeson, P.C.
206 Princeton Road, Suite 25
Johnson City, TN 37601

SCRIVENER’S AFFIDAVIT

THAT WHEREAS, by Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing dated the 8th day of April, 2010 (“Deed of Trust”), and recorded in Roll 679, Image 909, in the Register’s Office for Washington County, Tennessee, by and between GLIMCHER MJC, LLC, a Delaware limited liability company, (“Grantor”) and GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership (“Lender”), and;

WHEREAS, there appears a scrivener’s error in the instrument whereby on the first page Paragraph 1 of the instrument, is language as follows

“This Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing (as amended from time to time, this “Mortgage” is made and is executed as of April 8, 2010, by GLIMCHER MJC, LLC, a Delaware limited liability company (together with its permitted successors and permitted assigns, “Grantor”), whose address for all purposes hereunder is c/o Glimcher Properties, Limited Partnership, 180 East Broad Street, Columbus, Ohio 43215, for the benefit of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership (together with all its successors and assigns, the “Lender”), whose address for all purposes hereunder is 600 East Las Colinas Boulevard, Suite 450, Irving, Texas 75039.", and;

WHEREAS, the name and address of the Trustee was omitted and the paragraph should have read as follows

“This Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing (as amended from time to time, this “Mortgage” is made and is executed as of April 8, 2010, by GLIMCHER MJC, LLC, a Delaware limited liability company (together with its permitted successors and permitted assigns, “Grantor”), whose address for all purposes hereunder is c/o Glimcher Properties, Limited Partnership, 180 East Broad Street, Columbus, Ohio 43215, to D. R. Beeson, III, Washington County, Tennessee, “Trustee”, for the benefit of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership (together with all its successors and assigns, the “Lender”), whose address for all purposes hereunder is 600 East Las Colinas Boulevard, Suite 450, Irving, Texas 75039."

WHEREAS, John Harrison, Esq., Cleary Gottleib Steen & Hamilton, LLP, One Liberty Plaza, New York, New York, 10006 is counsel to Lender for all purposes related to the Deed of Trust.

WITNESS my hand this 14th day of April, 2010.

/s/ John Harrison, Esq.
John Harrison, Esq.
STATE OF NEW YORK
COUNTY OF NEW YORK

Personally appeared before me, the undersigned Notary Public in and for said County and State, John Harrison, Esq., with whom I am personally acquainted (or who proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the foregoing instrument for the purposes therein contained.

WITNESS my hand and seal on this the 14th day of April, 2010.

/s/ Catherine Verga
NOTARY PUBLIC
My Commission Expires: February 28, 2014

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